Exhibit 4.13
SHARE TRANSFER
The Undersigned, LT INTERNATIONAL LIMITED, a limited company incorporated in the British Virgin Islands (the “Transferor”), for value received, does hereby transfer to LINKAGE TECHNOLOGIES INTERNATIONAL HOLDINGS LIMITED (the “Transferee”), the 5,498 shares standing in its name at any time in the undertaking called LINKAGE TECHNOLOGIES INVESTMENT LIMITED to hold the same unto the Transferee.
Signed by the Transferor
In the presence of:

Feng xianhong Witness

/s/ Libin Sun
For and on behalf of LT INTERNATIONAL LIMITED
Signed by the Transferee
In the presence of:

Feng xianhong Witness

/s/ Libin Sun
LINKAGE TECHNOLOGIES INTERNATIONAL HOLDINGS LIMITED
Dated this 7 day of October 2008

SHARE TRANSFER
The Undersigned, HF INTERNATIONAL LIMITED, a limited company incorporated in the British Virgin Islands (the “Transferor”), for value received, does hereby transfer to LINKAGE TECHNOLOGIES INTERNATIONAL HOLDINGS LIMITED (the “Transferee”), the 3,242 shares standing in its name at any time in the undertaking called LINKAGE TECHNOLOGIES INVESTMENT LIMITED to hold the same unto the Transferee.
Signed by the Transferor
In the presence of:

Feng xianhong Witness

/s/ Libin Sun
For and on behalf of HF INTERNATIONAL LIMITED
Signed by the Transferee
In the presence of:

Feng xianhong Witness

/s/ Libin Sun
LINKAGE TECHNOLOGIES INTERNATIONAL HOLDINGS LIMITED
Dated this 7 day of October 2008

SHARE TRANSFER
The Undersigned, WT INVESTMENT CO., LTD, a limited liability company incorporated in the British Virgin Islands (the “Transferor”), for value received, does hereby transfer to LINKAGE TECHNOLOGIES INTERNATIONAL HOLDINGS LIMITED (the “Transferee”), the 548 shares standing in its name at any time in the undertaking called LINKAGE TECHNOLOGIES INVESTMENT LIMITED to hold the same unto the Transferee.
Signed by the Transferor
In the presence of:

Feng xianhong Witness

/s/ Libin Sun
For and on behalf of WT INVESTMENT CO., LTD
Signed by the Transferee
In the presence of:

Feng xianhong Witness

/s/ Libin Sun
LINKAGE TECHNOLOGIES INTERNATIONAL HOLDINGS LIMITED
Dated this 7 day of October 2008

LT INTERNATIONAL LIMITED
Dated this 7 day of October 2008

To:	Linkage Technologies International Holdings Limited
Codan Trust Company (Cayman) Limited
Century Yard, Cricket Square, Hutchins Drive
P.O.Box 2681 GT
George Town
Grand Cayman
Cayman Islands
(the “Company”)
We, LT International Limited, a limited liability company incorporated in the British Virgin Islands, in consideration for the transfer to the Company of our 5, 498 shares in Linkage Technologies Investment Limited, a limited liability company incorporated in the British Virgin Islands, hereby wish to subscribe for 240,919,828 shares of HK$ 0.10 par value in the Company, credited as fully paid.

/s/ Libin Sun
For and on behalf of LT INTERNATIONAL LIMITED

WT INVESTMENT CO., LTD
Dated this 7 day of October 2008

To:	Linkage Technologies International Holdings Limited
Codan Trust Company (Cayman) Limited
Century Yard, Cricket Square, Hutchins Drive
P.O.Box 2681 GT
George Town
Grand Cayman
Cayman Islands
(the “Company”)
We, WT Investment Co., Ltd, a limited liability company incorporated in the British Virgin Islands, in consideration for the transfer to the Company of our 548 shares in Linkage Technologies Investment Limited, a limited liability company incorporated in the British Virgin Islands, hereby wish to subscribe for 24,013,107 shares of HK$ 0.10 par value in the Company, credited as fully paid.

/s/ Libin Sun
For and on behalf of WT INVESTMENT CO., LTD

HF INTERNATIONAL LIMITED
Dated this 7 day of October 2008

To:	Linkage Technologies International Holdings Limited
Codan Trust Company (Cayman) Limited
Century Yard, Cricket Square, Hutchins Drive
P.O.Box 2681 GT
George Town
Grand Cayman
Cayman Islands
(the “Company”)
We, HF International Limited, a limited liability company incorporated in the British Virgin Islands, in consideration for the transfer to the Company of our 3,242 shares in Linkage Technologies Investment Limited, a limited liability company incorporated in the British Virgin Islands, hereby wish to subscribe for 142,062,947 shares of HK$ 0.10 par value in the Company, credited as fully paid.

/s/ Libin Sun
For and on behalf of HF INTERNATIONAL LIMITED